Interpublic Group

FIRST QUARTER 2012 EARNINGS CONFERENCE CALL

April 26, 2012

Overview – First Quarter 2012

- Revenue increased 2.2% from Q1-11, 2.8% on an organic basis
- Seasonal Q1 operating loss was $39 million, compared with a loss of $45 million a year ago
- EPS was a loss of $0.10, the same level as a year ago
- Cash & S/T Marketable Securities of $1.6 billion at quarter-end
- Reduced debt by $150 million, eliminated 33 million dilutive shares and repurchased 5 million common shares

See reconciliation of organic revenue change on page 15.

Operating Performance

	Three Months Ended March 31,			
	2012		2011	
Revenue	$	1,506.8	$	1,474.8
Salaries and Related Expenses		1,104.9		1,080.1
Office and General Expenses		441.3		439.2
Restructuring and Other Reorganization-Related Charges, net		-		0.8
Operating Loss		(39.4)		(45.3)
Interest Expense		(32.6)		(31.9)
Interest Income		8.0		8.3
Other Expense, net		(1.3)		(6.1)
Loss Before Income Taxes		(65.3)		(75.0)
Benefit of Income Taxes		(19.2)		(21.5)
Equity in Net Income of Unconsolidated Affiliates		0.4		0.3
Net Loss		(45.7)		(53.2)
Net Loss Attributable to Noncontrolling Interests		2.7		8.0
Net Loss Attributable to IPG		(43.0)		(45.2)
Dividends on Preferred Stock		(2.9)		(2.9)
Net Loss Available to IPG Common Stockholders	$	(45.9)	$	(48.1)
Loss per Share Available to IPG Common Stockholders - Basic and Diluted	$	(0.10)	$	(0.10)
Weighted-Average Number of Common Shares Outstanding - Basic and Diluted		437.6		476.0
Dividends Declared per Common Share	$	0.06	$	0.06

(Amounts in Millions, except per share amounts)

Revenue

	Three Months Ended	
	$	% Change
March 31, 2011	**$ 1,474.8**	
Total change	32.0	2.2%
Foreign currency	(16.1)	(1.1%)
Net acquisitions/(divestitures)	6.9	0.5%
Organic	41.2	2.8%
March 31, 2012	**$ 1,506.8**	

	Three Months Ended March 31,			
			Change	
	2012	2011	Total	Organic
IAN	$ 1,243.9	$ 1,235.9	0.6%	1.7%
CMG	$ 262.9	$ 238.9	10.0%	8.6%

Integrated Agency Networks ("IAN"): McCann Worldgroup, Draftfcb, Lowe & Partners, Mediabrands and our domestic integrated agencies
Constituency Management Group ("CMG"): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

See reconciliation of segment organic revenue change on page 15.

($ in Millions)

Geographic Revenue Change

	Three Months Ended March 31, 2012	
	Total	Organic
United States	1.7%	2.7%
International	2.9%	2.9%
United Kingdom	5.4%	2.5%
Continental Europe	(9.1%)	(5.5%)
Asia Pacific	21.7%	16.9%
Latin America	2.9%	4.4%
All Other Markets	(5.4%)	(2.8%)
Worldwide	**2.2%**	**2.8%**

"All Other Markets" includes Canada, Africa and the Middle East.

See reconciliation of organic revenue change on page 15.

Organic Revenue Growth

Trailing Twelve Months



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
(8.0%)
(10.0%)
(12.0%)
(0.9%)
0.9%
3.8%
3.7%
(10.8%)
7.0%
6.1%
4.7%
Q4-05
Q4-06
Q4-07
Q4-08
Q4-09
Q4-10
Q4-11
Q1-12

See reconciliation on page 16.

Expenses

Salaries & Related

	2012	2011	Change $	Change Total	Change Organic
Three Months Ended March 31,	$ 1,104.9	$ 1,080.1	$ 24.8	2.3%	2.7%
% of Revenue	*73.3%*	*73.2%*			
Three months severance	$ 21.4	$ 23.1	$ (1.7)	(7.4%)	
% of Revenue	*1.4%*	*1.6%*			

Office & General

	2012	2011	Change $	Change Total	Change Organic
Three Months Ended March 31,	$ 441.3	$ 439.2	$ 2.1	0.5%	0.8%
% of Revenue	*29.3%*	*29.8%*			
Three months occupancy expense (ex-D&A)	$ 121.9	$ 124.8	$ (2.9)	(2.3%)	
% of Revenue	*8.1%*	*8.5%*			

See reconciliation of organic measures on page 15.

($ in Millions)

Operating Margin

Trailing Twelve Months



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
Q4-05
Q4-06
Q4-07
Q4-08
Q4-09
Q4-10
Q4-11
Q1-12
(1.7%)
1.7%
5.3%
8.5%
5.7%
8.4%
9.8%
9.8%

IPG

Balance Sheet – Current Portion

	March 31, 2012		December 31, 2011		March 31, 2011	
CURRENT ASSETS:						
Cash and cash equivalents	$	1,573.1	$	2,302.7	$	1,840.2
Marketable securities		13.8		12.9		14.1
Accounts receivable, net		3,732.1		4,425.4		3,995.4
Expenditures billable to clients		1,447.3		1,247.2		1,357.8
Other current assets		346.2		298.6		266.6
Total current assets	**$**	**7,112.5**	**$**	**8,286.8**	**$**	**7,474.1**
CURRENT LIABILITIES:						
Accounts payable(1)	$	5,929.1	$	6,647.2	$	6,125.6
Accrued liabilities(1)		676.7		827.1		618.6
Short-term borrowings		161.5		153.5		116.2
Current portion of long-term debt		219.8		404.8		452.4
Total current liabilities	**$**	**6,987.1**	**$**	**8,032.6**	**$**	**7,312.8**

(1) During 2011, we combined media and production liabilities that were previously reflected in accrued liabilities with accounts payable in our Consolidated Balance Sheets. As a result of this change, which was applied retrospectively, accounts payable includes all media and production liabilities.

($ in Millions)

Cash Flow

	Three Months Ended March 31,			
	2012		2011	
NET LOSS	$	(46)	$	(53)
OPERATING ACTIVITIES				
Depreciation & amortization		50		49
Deferred taxes		(52)		(53)
Other non-cash items		18		14
Change in working capital, net		(445)		(736)
Other non-current assets & liabilities		(23)		(22)
Net cash used in Operating Activities		**(498)**		**(801)**
INVESTING ACTIVITIES				
Capital expenditures		(22)		(17)
Acquisitions & deferred payments, net		(2)		(2)
Business & investment purchases/sales, net		3		2
Net cash used in Investing Activities		**(21)**		**(17)**
FINANCING ACTIVITIES				
Purchase of long-term debt		(400)		(1)
Proceeds from issuance of 4.00% Senior Notes due 2022		247		-
Repurchase of common stock		(53)		(11)
Common stock dividends		(26)		(29)
Preferred stock dividends		(3)		(3)
Other financing activities		6		(1)
Net cash used in Financing Activities		**(229)**		**(45)**
Currency Effect		19		28
Decrease in Cash & S/T Marketable Securities	**$**	**(729)**	**$**	**(835)**

($ in Millions)

Total Debt (1)



$3,000
$2,500
$2,000
$1,500
$1,000
$2,349
$2,120
$1,947
$1,737
$1,769
$1,621
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
3/31/2012

(1) Includes current portion of long-term debt, short-term borrowings and long-term debt.

($ in Millions)

Summary

- Q1 a solid start on our financial objectives for the year
- Revenue growth due to the strength of our offerings and our diverse global businesses
- Continuing our margin improvement while making revenue-associated investments
- Financial resources in place to drive further value creation

Interpublic Group

Appendix

Depreciation and Amortization

	2012				
	Q1				YTD 2012
Depreciation and amortization of fixed assets and intangible assets	$ 34.6				$ 34.6
Amortization of restricted stock and other non-cash compensation	16.7				16.7
Net amortization of bond premiums and deferred financing costs	(1.7)				(1.7)

	2011				
	Q1	Q2	Q3	Q4	FY 2011
Depreciation and amortization of fixed assets and intangible assets	$ 35.6	$ 37.7	$ 36.2	$ 41.4	$ 150.9
Amortization of restricted stock and other non-cash compensation	15.7	13.8	12.6	9.6	51.7
Net amortization of bond premiums and deferred financing costs	(1.9)	(2.1)	(2.3)	(2.4)	(8.7)

($ in Millions)

Reconciliation of Organic Measures

	Three Months Ended March 31, 2011	Components of Change: Foreign Currency	Components of Change: Net Acquisitions/ (Divestitures)	Components of Change: Organic	Three Months Ended March 31, 2012	Change: Organic	Change: Total
Segment Revenue							
IAN	$ 1,235.9	$ (15.5)	$ 2.9	$ 20.6	$ 1,243.9	1.7%	0.6%
CMG	238.9	(0.6)	4.0	20.6	262.9	8.6%	10.0%
Total	**$ 1,474.8**	**$ (16.1)**	**$ 6.9**	**$ 41.2**	**$ 1,506.8**	**2.8%**	**2.2%**
Geographic Revenue							
United States	**$ 865.3**	**$ -**	**$ (9.3)**	**$ 23.7**	**$ 879.7**	**2.7%**	**1.7%**
International	**609.5**	**(16.1)**	**16.2**	**17.5**	**627.1**	**2.9%**	**2.9%**
United Kingdom	118.8	(2.1)	5.5	3.0	125.2	2.5%	5.4%
Continental Europe	184.0	(7.5)	0.9	(10.1)	167.3	(5.5%)	(9.1%)
Asia Pacific	140.4	0.5	6.3	23.7	170.9	16.9%	21.7%
Latin America	77.1	(3.4)	2.2	3.4	79.3	4.4%	2.9%
All Other Markets	89.2	(3.6)	1.3	(2.5)	84.4	(2.8%)	(5.4%)
Worldwide	**$ 1,474.8**	**$ (16.1)**	**$ 6.9**	**$ 41.2**	**$ 1,506.8**	**2.8%**	**2.2%**
Expenses							
Salaries & Related	$ 1,080.1	$ (11.0)	$ 6.1	$ 29.7	$ 1,104.9	2.7%	2.3%
Office & General	439.2	(4.8)	3.6	3.3	441.3	0.8%	0.5%
Total	**$ 1,519.3**	**$ (15.8)**	**$ 9.7**	**$ 33.0**	**$ 1,546.2**	**2.2%**	**1.8%**

	Trailing Twelve Months Ending March 31, 2011	Components of Change: Foreign Currency	Components of Change: Net Acquisitions/ (Divestitures)	Components of Change: Organic	Trailing Twelve Months Ending March 31, 2012	Change: Organic	Change: Total
Expenses							
Salaries & Related	$ 4,217.8	$ 54.6	$ 7.1	$ 147.4	$ 4,426.9	3.5%	5.0%
Office & General	1,860.1	25.1	(1.7)	42.9	1,926.4	2.3%	3.6%
Total	**$ 6,077.9**	**$ 79.7**	**$ 5.4**	**$ 190.3**	**$ 6,353.3**	**3.1%**	**4.5%**

($ in Millions)

Reconciliation of Organic Revenue Growth

		Components of change during the period			
Last Twelve Months Ending	Beginning of Period Revenue	Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6

($ in Millions)

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
SALARIES & RELATED	Trailing Twelve Months
(% of revenue)	Base, Benefits & Tax
	Incentive Expense
	Severance Expense
	Temporary Help
OFFICE & GENERAL	Trailing Twelve Months
(% of revenue)	Professional Fees
	Occupancy Expense (ex-D&A)
	T&E, Office Supplies & Telecom
	All Other O&G
FINANCIAL	Available Liquidity
	$1.0 Billion 5-Year Credit Facility Covenants

Salaries & Related Expenses


% of Revenue, Trailing Twelve Months
66.0%
64.0%
62.0%
60.0%
63.5%
62.8%
62.8%
3/31/2011
12/31/2011
3/31/2012

Salaries & Related Expenses (% of Revenue)

Three Months Ended March 31



Base, Benefits & Tax
70.0%
60.0%
50.0%
40.0%
60.8%
60.5%
Incentive Expense
8.0%
6.0%
4.0%
2.0%
0.0%
4.4%
4.4%
Severance Expense
3.0%
2.0%
1.0%
0.0%
1.4%
1.6%
Temporary Help
5.0%
4.0%
3.0%
2.0%
1.0%
4.0%
4.1%
2012
2011

"All Other Salaries & Related," not shown, was 2.7% and 2.6% for the three months ended March 31, 2012 and 2011, respectively.

Office & General Expenses


% of Revenue, Trailing Twelve Months
30.0%
29.0%
28.0%
27.0%
26.0%
25.0%
28.0%
27.4%
27.3%
3/31/2011
12/31/2011
3/31/2012

Office & General Expenses (% of Revenue)

Three Months Ended March 31



Professional Fees
3.0%
2.0%
1.0%
0.0%
2.0%
2.0%
Occupancy Expense (ex-D&A)
10.0%
8.0%
6.0%
4.0%
8.1%
8.5%
T&E, Office Supplies & Telecom
5.0%
4.0%
3.0%
2.0%
4.1%
4.0%
All Other O&G
18.0%
16.0%
14.0%
12.0%
15.1%
15.3%
2012
2011

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses) and other expenses.

Available Liquidity

Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility


$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$634
$1,854
$984 (1)
$1,824
$985
$1,799
$984
$2,316
$984
$1,587
3/31/2011
6/30/2011
9/30/2011
12/31/2011
3/31/2012
Cash, Cash Equivalents and Short-Term Marketable Securities
Available Committed Credit Facility

(1) In May 2011, we increased our credit facility to $1,000 from $650, which is reflected above net of outstanding letters of credit.

($ in Millions)

$1.0 Billion 5-Year Credit Facility Covenants (1)

Covenants	Last Twelve Months Ending March 31, 2012
I. Interest Coverage Ratio (not less than):	5.00x
Actual Interest Coverage Ratio:	8.56x
II. Leverage Ratio (not greater than):	2.75x
Actual Leverage Ratio:	1.81x

Interest Coverage Ratio - Interest Expense Reconciliation	Last Twelve Months Ending March 31, 2012
Interest Expense:	$137.5
- Interest income	37.5
- Other	6.9
+ Preferred stock dividends	11.6
Net interest expense as defined:	$104.7

EBITDA Reconciliation	Last Twelve Months Ending March 31, 2012
Operating Income:	$693.0
+ Depreciation and amortization	202.8
+ Other non-cash charges	0.6
EBITDA as defined:	$896.4

(1) Facility is undrawn as of March 31, 2012.

($ in Millions)

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.